UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2017 (September 19, 2017)

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EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On September 19, 2017, C. Christopher Gaut was appointed to the Board of Directors (Board) of EOG Resources, Inc. (EOG) and to the Audit, Compensation, and Nominating and Governance Committees of the Board, in each case effective October 1, 2017.

Mr. Gaut was the founding Chairman and Chief Executive Officer of Forum Energy Technologies, Inc. (Forum), having served in such positions from August 2010 until May 2017. Effective May 2017, Mr. Gaut transitioned to the role of Executive Chairman of Forum. Mr. Gaut also served as the President of Forum from August 2010 until May 2016. Forum is a leading oilfield manufacturing company, providing drilling, completions and production equipment primarily to oilfield service companies and drilling contractors. Additional biographical information regarding Mr. Gaut is included in the press release attached as Exhibit 99.1 to this filing

Mr. Gaut will receive the same quarterly cash retainer for his service as a director as EOG’s other non-employee directors.  In addition, Mr. Gaut will receive a grant of restricted stock units (RSUs) under the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan consistent with EOG’s prior grants to its other non-employee directors.  The grant of RSUs, which has been approved by the Compensation Committee of the Board and the Board, will be based on the closing price of EOG’s common stock on the New York Stock Exchange on the October 2, 2017 grant effective date.  The grant of RSUs will (i) “cliff” vest one year from the date of grant, (ii) have standard termination provisions and (iii) be reported on a Form 4 to be filed by Mr. Gaut within two business days after the October 2, 2017 grant effective date.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press Release of EOG Resources, Inc. dated September 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: September 20, 2017	By:	/s/ Timothy K. Driggers Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.		Description

*99.1	-	Press Release of EOG Resources, Inc. dated September 20, 2017.
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* Exhibit filed herewith

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